p. 1 UAL Corporation UAL Corporation Calyon Airline Conference 2008 September 18, 2008 Exhibit 99.1

p. 2
Safe Harbor Statement And
Non-GAAP Reconciliation
Safe Harbor Statement And
Non-GAAP Reconciliation
The information included in this presentation contains certain statements that are “Forward-Looking Statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties related to the Company’s operations and the business environment in which it operates. Actual results may differ materially from any future results expressed or implied in such
Forward-Looking Statements due to numerous factors, many of which are beyond the Company’s control, including factors set forth in the Company’s
Form 10-K for 2007 and other subsequent Company reports filed with the
United States Securities and Exchange Commission. Persons reviewing this presentation are cautioned that the Forward-Looking Statements speak only as of the date made and are not guarantees of future performance. The
Company undertakes no obligation to update any Forward-Looking
Statements.
Information regarding reconciliation of certain non-GAAP financial measures contained in this presentation is available on the Company's web site at
www.united.com/ir

p. 3
United Performed Well In 2007
United Performed Well In 2007
•
2007 was the most profitable year since 1999
–
Over $1 billion of operating income
–
Over $600 million of pre-tax profit
•
$2.1 billion in operating cash flow
–
37% higher than 2006
•
$2.3 billion in debt reduction
•
Competitive Pre-Tax Margin

p. 4
$40
$60
$80
$100
$120
$140
$160
$180
Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08
$0.95
$1.45
$1.95
$2.45
$2.95
$3.45
$3.95
$4.45
United Consolidated Fuel Expense
Reflects Jet A and WTI crude prices from January 1, 2007 through September 16, 2008
Jet A and WTI Spot Prices
~$8.8
$5.9
$5.7
$4.7
$3.4
$2.3
$2.1
2002 2003 2004 2005 2006 2007 2008E
$ Billions
~$2.9B
$3.8B
Unprecedented Rise In Jet Fuel Prices Has Put
Severe Pressure on Financial Performance
Unprecedented Rise In Jet Fuel Prices Has Put
Severe Pressure on Financial Performance
+81%
Jet A
($/gal)
WTI Crude
Oil
($/barrel)

p. 5
Pre-Tax Margin
Twelve Months Ended June 30, 2008
Pre-Tax Margin
Twelve Months Ended June 30, 2008
Adjusted for Unrealized Hedge Gains
Pre-Tax Margin and Cash Flow Generation
Pre-Tax Margin and Cash Flow Generation
Free Cash Flow/Total Revenue
Twelve Months Ended June 30, 2008
Free Cash Flow/Total Revenue
Twelve Months Ended June 30, 2008
Sources: Company press releases and Earnings Calls.
Pre-tax margin adjusted for fresh start accounting
Free Cash Flow defined as cash flows from operations less capital expenditures, fuel hedge collateral received and purchase deposits paid.
1.3%
0.5%
(0.1)%
(1.2)%
(2.5)%
(0.8)%
NWA CAL DAL LCC UAUA AMR
(8.2)%
(8.0)%
(5.0)%
(4.1)%
(2.6)%
0.5%
UAL AMR DAL CAL NWA LCC

p. 6
Raising New Capital
Raising New Capital
•
Renegotiating the Chase contract, raises an additional $1B in immediate cash
–
Includes reducing our credit card holdback and increasing prepaid frequent flyer miles purchased by Chase
•
Recent financing activities raised $550M in cash
–
Combination of asset sales, secured aircraft financings and the release of restricted cash
•
All together United’s actions increase cash by over $1.7B
•
Renegotiating the Chase contract, raises an additional $1B in immediate cash
–
Includes reducing our credit card holdback and increasing prepaid frequent flyer miles purchased by Chase
•
Recent financing activities raised $550M in cash
–
Combination of asset sales, secured aircraft financings and the release of restricted cash
•
All together United’s actions increase cash by over $1.7B

p. 7
Over $3 Billion Of Unencumbered Hard Assets
Includes High Quality Collateral
Over $3 Billion Of Unencumbered Hard Assets
Includes High Quality Collateral
Spare Parts
18%
Other
8%
Engines
10%
Aircraft
64%

p. 8
116
6
8
9
33
26
17
8
9
15.7
10.9
13.7
12.6
17.1
16.5
20.5
10.8
10.4
B777-200
TOTAL
A320-200
A319-100
Wide-Body
B747-400
B767-300
B757-200
B737-500
B737-300
Narrow-Body # Unencumbered Average Age
Unencumbered Aircraft Are Valued
At Over $2 Billion
Unencumbered Aircraft Are Valued
At Over $2 Billion

p. 9
Organization Is Focused On The Core Elements
That Drive Success Outcomes, Matter Most To
Employees, Customers, Shareholders
Organization Is Focused On The Core Elements
That Drive Success Outcomes, Matter Most To
Employees, Customers, Shareholders
• Industry-leading margin
and cash flow
• Unrivaled customer
satisfaction and experience
• Aligned employees
• World-class safety
performance
A respected,
industry-leading
airline that
customers value
and of which
employees are
proud
Core Performance Imperatives Results Success
1
Industry-leading revenues
2
Competitive costs
3
DOT service basics
4
Clean, workable product
5
Courteous, caring, respectful

p. 10
Leading Necessary Capacity Reductions
Leading Necessary Capacity Reductions
•
Reducing fourth quarter mainline domestic capacity by
15.5% to 16.5%
•
Permanently grounding 100 aircraft, including entire 737 fleet
•
Reducing fourth quarter mainline domestic capacity by
15.5% to 16.5%
•
Permanently grounding 100 aircraft, including entire 737 fleet
(13.0%) to (12.0%) (11.5%) to (10.5%) Consolidated System
(16.5%) to (15.5%) (14.0%) to (13.0%) Consolidated Domestic
(7.0%) to (6.0%) (8.0%) to (7.0%) International
(20.5%) to (19.5%) (16.5%) to (15.5%) Domestic
(15.0%) to (14.0%) (12.5%) to (11.5%) Mainline
Year over Year 4Q 2008 FY 2009
Capacity (ASMs) (vs. 4Q 2007) (vs. FY 2007)

p. 11
Leading Development of New Revenue Streams
•
Fee revenue expansion
–
Ticketing fees, change fees, and excess baggage fees increased
•
First/Second Bag Fee
–
United led 2    Bag Charge; All majors followed
–
On Monday announced an increase in 2    bag charge to $50
–
Represents $300M of additional revenue in 2009
•
Travel enhancement products
–
Seat up-sell expected to generate $270M in 2009
–
Award Accelerator
–
New products to generate $100M in 2009
•
Fee revenue expansion
–
Ticketing fees, change fees, and excess baggage fees increased
•
First/Second Bag Fee
–
United led 2    Bag Charge; All majors followed
–
On Monday announced an increase in 2    bag charge to $50
–
Represents $300M of additional revenue in 2009
•
Travel enhancement products
–
Seat up-sell expected to generate $270M in 2009
–
Award Accelerator
–
New products to generate $100M in 2009
More than $1B in Merchandising, Upsell and Fee Revenue
expected in 2009; Incremental Revenue of $700M vs. 2007
nd
nd

p. 12
Aggressively Reducing Non-Fuel Costs
Aggressively Reducing Non-Fuel Costs
$500 Million in 2008
Operating Expense
Savings
Strategic Sourcing
Transformation
Distribution Cost
Reduction
Health & Benefits
Optimization
Continuous
Improvement
Since January, When We Forecasted Flat Capacity Growth, Non-Fuel
CASM Guidance has Remained Unchanged Despite 4% to 5% Capacity
Reduction

p. 13
Improving Fuel Efficiency
Improving Fuel Efficiency
•
B737 fleet retirement
•
Engine Washing
•
Improved climb/descent
profiles
•
Flight Planning System
replacement
•
Winglets
•
Single engine taxi
•
Streamlining fuel
supply chain
•
B737 fleet retirement
•
Engine Washing
•
Improved climb/descent
profiles
•
Flight Planning System
replacement
•
Winglets
•
Single engine taxi
•
Streamlining fuel
supply chain

p. 14
Ramping Up Hedge Coverage
Ramping Up Hedge Coverage
•
As of Sept 15th, United had hedged 51% of forecasted
Mainline fuel consumption for the second half of 2008
•
Using combination of three-way collars, collars, and other
structures, primarily on crude oil
•
As of Sept 15th, United had hedged 51% of forecasted
Mainline fuel consumption for the second half of 2008
•
Using combination of three-way collars, collars, and other
structures, primarily on crude oil
% of Forecasted Mainline
Fuel Consumption Hedged
46%
3Q08
58%
4Q08
37%
1Q09
32%
17%
2Q09 2H09

p. 15
•
Increased Focus on
Performance and Execution
•
Adding Ground Time
• Increasing by 7 minutes domestically
•
Adding Gate Rest Time
• Increasing by 5 minutes at hubs
•
Increasing Spare Aircraft
• Increasing from 2.5% to 5%
of scheduled fleet
•
New O’Hare Runway to
Open in November
Improving On-Time Performance

p. 16
Investing in Key Products And Services To Drive
Customer Satisfaction, Margin Improvement
Investing in Key Products And Services To Drive
Customer Satisfaction, Margin Improvement
•
2008 Capital Expenditure plan reduced by $200M from $650M to
$450M
•
Installing new United First Suite and full lie-flat seats in
Business Class
–
Customer surveys show that customer satisfaction has doubled with the product
•
2008 Capital Expenditure plan reduced by $200M from $650M to
$450M
•
Installing new United First Suite and full lie-flat seats in
Business Class
–
Customer surveys show that customer satisfaction has doubled with the product
New First
Suite
New Business Class
Seat
New O’Hare Red Carpet Club

p. 17
Further Strengthening The Operations Team
Further Strengthening The Operations Team
•
Putting in place experienced leaders with proven results, targeting specific areas of the business
–
Named Joe Kolshak, SVP Operations
–
Jim Keenan, SVP United Services
–
Howard Attarian, VP Flights Operations
–
Tim Canavan, VP - Line Maintenance & Cabin Appearance
–
Donald Dillman , VP Operations Control
•
Putting in place experienced leaders with proven results, targeting specific areas of the business
–
Named Joe Kolshak, SVP Operations
–
Jim Keenan, SVP United Services
–
Howard Attarian, VP Flights Operations
–
Tim Canavan, VP - Line Maintenance & Cabin Appearance
–
Donald Dillman , VP Operations Control

p. 18
Taking UA/CO Alliance Beyond a Traditional
Partnership
Taking UA/CO Alliance Beyond a Traditional
Partnership
•
Comprehensive Plan For Global Cooperation
–
Broad domestic and international bilateral code share along with reciprocal frequent flyer and lounge programs
–
Continental joining the Star Alliance
–
Establishing a 4 carrier trans-Atlantic joint venture
–
Developing plans for cost savings and other synergies that are not dependent on antitrust immunity
•
Comprehensive Plan For Global Cooperation
–
Broad domestic and international bilateral code share along with reciprocal frequent flyer and lounge programs
–
Continental joining the Star Alliance
–
Establishing a 4 carrier trans-Atlantic joint venture
–
Developing plans for cost savings and other synergies that are not dependent on antitrust immunity

p. 19
United Well Positioned For Success
United Well Positioned For Success
•
Leading cash flow performance, and generating liquidity
•
Maintaining flexibility with unencumbered hard assets, CBAs
•
Developing new revenue streams
•
Reducing non fuel costs
•
Ramping up hedge coverage
•
Improving operational performance
•
Investing in key products and services
•
Strengthening the management team
•
Building comprehensive UA/CO partnership
•
Leading cash flow performance, and generating liquidity
•
Maintaining flexibility with unencumbered hard assets, CBAs
•
Developing new revenue streams
•
Reducing non fuel costs
•
Ramping up hedge coverage
•
Improving operational performance
•
Investing in key products and services
•
Strengthening the management team
•
Building comprehensive UA/CO partnership

p. 20 Q & A Q & A

p. 21 Non-GAAP To GAAP Reconciliation

p. 22
Free Cash Flow Metrics Reconciliation
Free Cash Flow Metrics Reconciliation
($ in Millions)
Cash Flow from Operations 611 $
Less:  Capital Expenditures (547)
Free Cash Flow 105 $
Total Revenue
20,639
FCF/Total Revenue 0.5%
Twelve Months
Ended 6/30/08
Less:  Proceeds from litigation on advance deposits 41
Note: $197 million of aircraft refinancing from 2 half of 2007 excluded from Capital Expenditures in both periods presented above
2,134 $
(461)
1,673 $
20,143
8.3%
Twelve Months
Ended 12/31/07
-
nd

p. 23
Pre-Tax Margin Reconciliation
Pre-Tax Margin Reconciliation
Twelve Months
Ended 6/30/08
($ in Millions)
Consolidated Operating Revenue 20,639 $
Less: Specials (45)
Consolidated Operating Revenue Ex Specials 20,594
Less: Fresh Start 32
Consolidated Operating Revenue Ex Specials & Fresh Start 20,626 $
Consolidated Income/(Loss) Pre-Tax (2,834) $
Less: Specials and One-time Gains 2,505
Pre-Tax Income/(Loss) Ex Specials (329)
Less: Fresh Start 264
Consolidated Income Pre-Tax- Ex Fuel Hedge Gains, Specials & Fresh Start (242) $
Less: Fuel Hedge Gains
(177)
Pre-Tax Income/(Loss) Ex Specials & Fresh Start (65)
Margin Ex Fuel Hedge Gains, Fresh Start & Specials (1.2)%